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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 25, 2001
                        (Date of earliest event reported)


                                  CORZON, INC.
               (Exact name of Registrant as specified in charter)

          Texas                     33-95796                    76-0406417
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


           1087 Broad Street, Suite 402, Bridgeport, Connecticut 06604 (Address of principal executive offices, including zip code)

                                 (203) 333-6389
              (Registrant's telephone number, including area code)



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                           FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" or "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward looking statements are subject to certain risks, uncertainties and assumptions relating to Corzon's operations and results of operations, competitive factors in the telecommunications industry, economic conditions, regulatory and technological developments and other risks and uncertainties that may be beyond the control of Corzon. Such risks and uncertainties include, but are not limited to, Corzon's ability to satisfy its debt service requirements, increased competition in the telecommunications industry, emergence of new technologies, shifts in market demand, Corzon's ability to respond to and identify customer preferences, availability of capital to finance future capital expenditures necessary to maintain and expand Corzon's operations, the successful implementation of Corzon's sales and marketing and other business strategies, as well as numerous other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, Corzon's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected or intended.




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ITEM 1.  CHANGE OF CONTROL.

         Set forth below in Item 2 and Item 5 is a complete disclosure of the matters required to be disclosed in this Item 1.

























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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 25, 2001, Corzon, Inc., a Texas corporation ("Corzon"), completed its acquisition by merger (the "Acquisition") of LecStar Communications Corporation, a Delaware corporation ("LecStar"), according to the terms of an Agreement and Plan of Merger that was executed on January 5, 2001 and previously announced on January 8, 2001. LecStar is now a wholly-owned subsidiary of Corzon. LecStar was acquired by Corzon in a stock-for stock transaction in which the former shareholders of LecStar now own approximately 80% of Corzon's outstanding common stock on a non-diluted basis. The consideration paid to the stockholders of LecStar was based on the fair market value of Corzon's common stock. The purchase price and terms for the transaction were determined in arms-length negotiations.

         For more information with respect to the terms of the Acquisition, reference is made to the Agreement and Plan of Merger attached as Exhibit 2.1 to this report, which is incorporated herein by reference.

         Effective as of the date of the Acquisition, the number of directors of Corzon was expanded from three to five, in accordance with the Bylaws of Corzon. Three representatives of LecStar, William S. Woulfin, W. Dale Smith and John C. Canouse, were appointed to the five person Board of Directors of Corzon, with Mr. Woulfin being named Chairman of the Board. Jose A. Auffant resigned from the Board of Corzon to afford LecStar a majority of the Board. Lawrence Shatsoff and Clifford Postelnik continued as board members.

         DESCRIPTION OF LECSTAR.

         LecStar was originally incorporated in Delaware as Empire Technology Corporation in May of 1998 to enter the telecommunications market offering enhanced services brought about by new technologies. Empire Technology Corporation changed its name to LecStar Communications Corporation in May 2000 and conducts all operations from its main facilities in Atlanta, Georgia.

         LecStar continues to achieve milestone objectives while implementing its plan to profitably deliver a full spectrum of traditional and advanced communication services to wholesale and retail markets throughout the Southeast.

         LecStar's communications infrastructure is composed of advanced network technologies that integrate local, national, international and ISP carrier networks into a single "meshed" network architecture. LecStar uniquely supports the worldwide transport of communications with carrier class reliability, regardless of application or bandwidth requirements and is strategically positioned to capture significant market share in both traditional and broadband markets. Transcending traditional CLEC business models, LecStar is an Integrated Communications Carrier (ICC) providing broadband services, dedicated ATM connectivity and flexible bandwidth that efficiently delivers voice, data and Internet applications over a single converged network.

         LecStar has interconnection agreements with the primary incumbent local exchange carriers throughout the southeast, including BellSouth, Verizon, Sprint and Alltel that allow for


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resale of the incumbent's services, leasing and resale of unbundled network elements (UNEs), and the collocation of LecStar equipment with that of the incumbent's in their central switching facilities.

         On the retail level, LecStar's converged networking capabilities provide cost-performance advantages and expand LecStar's marketing opportunities in smaller businesses, second-tier geographies, and many non-US companies that have dedicated Internet connections. On the wholesale level, LecStar's network capabilities offer functional enhancements to other facilities-based CLECs, ISPs, and data providers, as well as non-facilities-based third-party telecommunications marketing concerns.

         LecStar's network operations center became operational during the third quarter of 2000 with the activation of high-speed fiber-ring circuits connecting its operations and switching center with BellSouth's region-wide network and switching systems. LecStar has completed installation of a Lucent 7RE - class five switch, and completed collocating ATM/IP systems at BellSouth tandem switch centers in five BellSouth LATAs. With the activation of circuits connecting all LecStar switching centers, LecStar's network will be operational throughout Georgia. The recent installation of LecStar's first local broadband circuits and customer premise equipment occurred in January 2001.

         LecStar is now preparing to roll-out low cost direct worldwide local access to the US public telephone network system through IP circuits terminating at its' Atlanta switching facilities.

         LecStar has a fully operational customer service center with carrier class systems and procedures in place. LecStar has implemented real-time provisioning systems that allow it to order network elements and services in real-time directly from BellSouth. Additionally, data and voice transfer links have been installed and tested between LecStar and its strategic marketing partners. Billing and management systems have been installed and thoroughly tested along with the implementation of an interactive voice response system for automating many customer related tasks. During the latter part of 2000, customer service representatives were hired, trained, tested and given live provisioning experience.

         LecStar believes it will have competitive advantages for several reasons:

         1. The implementation of its technology and the ability to offer comprehensive integrated services at competitive prices.

         2. The ability to reduce customer acquisition costs through its utility partners opens markets not profitably available to other competitors.

         3. LecStar's approach to a second generation "Smart Build" has allowed it to expand its' network with considerably less capital expenditure than other CLECs. LecStar's approach to network expansion is strictly success-based; "Build to meet the need".

         4. LecStar's management team possesses industry knowledge and capabilities that provides for strategic focus in today's rapidly changing industry.

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         Several LecStar's services were launched in October 2000 and at year-end almost 9,000 lines had been converted over to LecStar from other service providers. LecStar plans to add over 30,000 lines during 2001.

         LecStar has executed joint marketing agreements with Cobb EMC, and Marietta Fibernet. Cobb EMC is the country's second largest electric management cooperative, serving over 143,000 customers directly and almost 300,000 customers by providing billing services for other utilities. Marietta Fibernet is the telecommunications subsidiary of the Marietta, Georgia city government, serving over 42,000 customers. Both of these partners have launched significant marketing programs aimed at promoting traditional local and long distance telecommunication services to high use residential and business customers. Marketing agreements and/or letters of understanding have also been executed with third party telecom agents who operate throughout the Southeast US and who have the experience to successfully launch a marketing effort focused on LecStar's broadband service offerings.

         LecStar will continue to use its assets in its ongoing operations.












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ITEM 5.  OTHER EVENTS.

         On January 8, 2001, Corzon issued a press release announcing, among other things, the execution of the Agreement and Plan of Merger between Corzon, LecStar and a wholly-owned subsidiary of Corzon. This press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         On January 22, 2001, Corzon issued a press release announcing, among other things, the approval of the Acquisition by the holders of a majority of the stock of LecStar. This press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

         On January 23, 2001, Corzon issued a press release confirming the approval of the Acquisition by the holders of a majority of the stock of LecStar, as well as describing the business of LecStar. This press release is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

         On January 25, 2001, Corzon issued a press release announcing, among other things, the completion of the Acquisition and the other transactions referenced below in this Item 5. This press release is filed herewith as Exhibit
99.4 and is incorporated herein by reference.

         On February 2, 2001, Corzon issued a press release announcing, among other things, that the Board of Directors of Corzon had (i) voted to submit to its shareholders for their approval a change in the name of Corzon to LecStar Corporation, (ii) voted to submit to its shareholders for their approval a 1-for-60 reverse split of the outstanding common stock of Corzon and (iii) elected new officers. This press release is filed herewith as Exhibit 99.5 and is incorporated herein by reference.

         In connection with the Acquisition, Corzon entered into an equity line financing agreement whereby an institutional investor has committed to purchase, upon fulfillment of certain conditions, up to $25,000,000 in Corzon stock over a thirty-six month period, at the sole discretion of Corzon. This agreement will serve to fund ongoing operations and planned capital expenditures. For more information with respect to the terms of the equity line financing agreement, reference is made to the Equity Line Financing Agreement attached as Exhibit
10.1 to this report, which is incorporated herein by reference.

         In connection with the Acquisition, Corzon also entered into a separate credit agreement that will provide, upon fulfillment of certain conditions, up to $3,500,000 in revolving credit to Corzon. This agreement will serve to fund ongoing operations and planned capital expenditures. For more information with respect to the terms of the credit agreement, as well as the guaranty and the security agreement related thereto, reference is made to the Credit Agreement, the Guaranty and the Security Agreement, each of which are attached as Exhibits 10.2, 10.3 and 10.4, respectively, to this report, which are incorporated herein by reference.

         In connection with the Acquisition, Corzon also amended and restated the terms of its outstanding debentures. For more information with respect to the terms of the debentures, reference is made to the 8% Amended and Restated Secured Convertible Debenture Due


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January 25, 2003 attached as Exhibit 10.5 to this report, which is incorporated herein by reference.































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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements.

         It is impractical to provide the financial statements required by Item 310(c) and (d) of Regulation S-B on Form 8-K at the time of filing hereof. Such financial statements will be filed not later than April 10, 2001.

         (b) Pro Forma Financial Information.

         It is impractical to provide the pro forma financial information required by Item 310(c) and (d) of Regulation S-B on Form 8-K at the time of filing hereof. Such pro forma financial information will be filed not later than April 10, 2001.

         (c) Exhibits.

         The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger dated as of January 5, 2001 by and among Corzon, Inc., LecStar Communications Corporation and LecStar Acquisition Corporation.

10.1 Equity Line Financing Agreement dated as of January 25, 2001 by and between Corzon, Inc. and Pima Capital Management Limited.

10.2 Credit Agreement dated as of January 25, 2001 by and between Corzon, Inc. and Sherman LLC.

10.3 Guaranty dated as of January 25, 2001 from LecStar Communications Corporation and B4B Communications, Ltd. in favor of Sherman LLC.

10.4 Security Agreement dated as of January 25, 2001 by and among Corzon, Inc., LecStar Communications Corporation, LecStar Datanet, Inc., LecStar Telecom, Inc., B4B Communications, Ltd. and Sherman LLC.

10.5 8% Amended and Restated Secured Convertible Debenture Due January 25, 2003 issued to Sherman LLC by Corzon, Inc.

99.1              Press Release of Corzon, Inc. issued January 8, 2001.

99.2              Press Release of Corzon, Inc. issued January 22, 2001.

99.3              Press Release of Corzon, Inc. issued January 23, 2001.

99.4              Press Release of Corzon, Inc. issued January 25, 2001.

99.5              Press Release of Corzon, Inc. issued February 2, 2001.



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ITEM 8.   CHANGE IN FISCAL YEAR.

         On February 1, 2001, Corzon determined to change its fiscal year from a 52/53 week fiscal year ending on the last Sunday in December to a fiscal year ending on December 31. Since the fiscal year 2000 ended on Sunday, December 31, 2000, the change described above will not result in a transition period. Therefore, Corzon will not file a report covering the transition period.













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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     CORZON, INC.


                                     By:      s/ W. Dale Smith
                                         --------------------------------------
                                              W. Dale Smith
                                              President

Dated: February 2, 2001









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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
2.1               Agreement and Plan of Merger dated as of January 5, 2001 by and among Corzon, Inc., LecStar Communications Corporation and
                  LecStar Acquisition Corporation.

10.1 Equity Line Financing Agreement dated as of January 25, 2001 by and between Corzon, Inc. and Pima Capital Management Limited.

10.2 Credit Agreement dated as of January 25, 2001 by and between Corzon, Inc. and Sherman LLC.

10.3 Guaranty dated as of January 25, 2001 from LecStar Communications Corporation and B4B Communications, Ltd. in favor of Sherman LLC.

10.4 Security Agreement dated as of January 25, 2001 by and among Corzon, Inc., LecStar Communications Corporation, LecStar Datanet, Inc., LecStar Telecom, Inc., B4B Communications, Ltd. and Sherman LLC.

10.5 8% Amended and Restated Secured Convertible Debenture Due January 25, 2003 issued to Sherman LLC by Corzon, Inc.

99.1              Press Release of Corzon, Inc. issued January 8, 2001.

99.2              Press Release of Corzon, Inc. issued January 22, 2001.

99.3              Press Release of Corzon, Inc. issued January 23, 2001.

99.4              Press Release of Corzon, Inc. issued January 25, 2001.

99.5              Press Release of Corzon, Inc. issued February 2, 2001.





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